UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 5, 2014

Griffin-American Healthcare REIT III, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-186073 (1933 Act)	46-1749436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
As previously reported in our Current Report on Form 8-K filed on November 20, 2014 and Form 8-K/A filed on November 25, 2014, we, through, GAHC3 East Texas MOB Portfolio, LLC, our wholly owned subsidiary, entered into a Real Estate Purchase Agreement and Escrow Instructions, or the Purchase Agreement and First Amendment to the Purchase Agreement, respectively, with GSHS Enterprises Operating #1, Inc., Good Shepherd Heath System, Inc., Good Shepherd Enterprises, Inc., El Casa Orthopaedica, Inc., and Longview Casa Nueva, Inc., or collectively, the Seller, unaffiliated third parties, and Central Title Company, as escrow agent, to purchase East Texas MOB Portfolio, located in Longview and Marshall, Texas, for a purchase price of $69,278,400 and to amend certain terms of the Purchase Agreement, respectively.

On December 2, 2014, we, through GAHC3 East Texas MOB Portfolio, LLC, our wholly owned subsidiary, or Assignor, entered into an Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions, or the Assignment, with GAHC3 Longview TX Medical Plaza, LLC, GAHC3 Longview TX Institute MOB, LLC, GAHC3 Longview TX CSC MOB, LLC, GAHC3 Longview TX Occupational MOB, LLC, GAHC3 Longview TX Outpatient MOB I, LLC, GAHC3 Longview TX Outpatient MOB II, LLC, and GAHC Marshall TX MOB, LLC, to assign all of Assignor’s right, title, claim and interest in, to and under the Purchase Agreement, as amended, for each individual property in the East Texas MOB Portfolio to our other wholly-owned subsidiaries, as listed above.

On December 5, 2014, we entered into a Second Amendment to the Purchase Agreement, or the Second Amendment, with Seller. The material terms of the Second Amendment amend the closing date of the acquisition of East Texas MOB Portfolio to December 11, 2014, subject to the terms and conditions of the Purchase Agreement.

On December 11, 2014, we entered into a Third Amendment to the Purchase Agreement, or the Third Amendment, with Seller. The material terms of the Third Amendment provide for: (i) a reduction in the purchase price to $68,500,000 as a result of the change in the allocated purchase price of the Longview Medical Plaza I, II and III properties to $29,721,600; (ii) a change in the definition of "Closing" to mean the date that the escrow agent confirms that all condition to closing and insuring title as of such date have been satisfied, that each party has authorized closing and disbursement of funds, that escrow agent has disbursed such funds and insured title in our favor and that such Closing shall take place on December 12, 2014; (iii) an agreement that the existing ground lease shall not be terminated at closing, but rather, the existing ground lease shall be assigned to GAHC3 Longview Texas Medical Plaza, LLC, or the Medical Plaza Ground Lessee, and simultaneously therewith, Seller and Medical Plaza Ground Lessee shall enter into an Amended and Restated Ground Lease relating to the existing ground lease property; (iv) our notice to Seller of our election not to assume the contracts set forth on Exhibit A to the Third Amendment and Seller's agreement to terminate such contracts within 60 days after closing and be responsible for all obligations and liabilities under such contracts during the 60 day period and indemnify, protect, defend and hold us harmless from and against any claim arising from Seller's failure to terminate the contracts during the foregoing 60 day period; (v) Seller's right to use and occupy certain portions of the lobby area within the existing ground lease land for purposes of the operation of a coffee stand and information desk subject to our right to approve the vendor operating the coffee stand, provided, however, that the exiting vendor currently operating the coffee stand is acceptable to both parties and both parties agree to negotiate a license agreement memorializing such use and occupancy by Seller; and (vi) Seller's responsibility for all obligations and liabilities relating to the coffee stand and information desk and indemnification of us from and against any claims arriving from Seller's operation of such coffee stand and information desk, other than claims arising from our gross negligence or willful misconduct, until a license agreement pursuant to section (v) has been entered into by both parties.

The material terms of the Second Amendment and Third Amendment are qualified in their entirety by the agreements attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Second Amendment to Purchase and Sale Agreement and Escrow Instructions by and between GSHS Enterprises Operating #1, Inc., Good Shepherd Heath System, Inc., Good Shepherd Enterprises, Inc., El Casa Orthopaedica, Inc., Longview Casa Nueva, Inc., GAHC3 Longview TX Medical Plaza, LLC, GAHC3 Longview TX Institute MOB, LLC, GAHC3 Longview TX CSC MOB, LLC, GAHC3 Longview TX Occupational MOB, LLC, GAHC3 Longview TX Outpatient MOB I, LLC, GAHC3 Longview TX Outpatient MOB II, LLC, and GAHC Marshall TX MOB, LLC, and Central title Company, dated December 5, 2014

10.2
Third Amendment to Purchase and Sale Agreement by and between GSHS Enterprises Operating #1, Inc., Good Shepherd Heath System, Inc., Good Shepherd Enterprises, Inc., El Casa Orthopaedica, Inc., Longview Casa Nueva, Inc., GAHC3 Longview TX Medical Plaza, LLC, GAHC3 Longview TX Institute MOB, LLC, GAHC3 Longview TX CSC MOB, LLC, GAHC3 Longview TX Occupational MOB, LLC, GAHC3 Longview TX Outpatient MOB I, LLC, GAHC3 Longview TX Outpatient MOB II, LLC, and GAHC Marshall TX MOB, LLC, and Central title Company, dated December 11, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT III, Inc.

December 11, 2014	By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1
Second Amendment to Purchase and Sale Agreement and Escrow Instructions by and between GSHS Enterprises Operating #1, Inc., Good Shepherd Heath System, Inc., Good Shepherd Enterprises, Inc., El Casa Orthopaedica, Inc., Longview Casa Nueva, Inc., GAHC3 Longview TX Medical Plaza, LLC, GAHC3 Longview TX Institute MOB, LLC, GAHC3 Longview TX CSC MOB, LLC, GAHC3 Longview TX Occupational MOB, LLC, GAHC3 Longview TX Outpatient MOB I, LLC, GAHC3 Longview TX Outpatient MOB II, LLC, and GAHC Marshall TX MOB, LLC, and Central title Company, dated December 5, 2014

10.2
Third Amendment to Purchase and Sale Agreement by and between GSHS Enterprises Operating #1, Inc., Good Shepherd Heath System, Inc., Good Shepherd Enterprises, Inc., El Casa Orthopaedica, Inc., Longview Casa Nueva, Inc., GAHC3 Longview TX Medical Plaza, LLC, GAHC3 Longview TX Institute MOB, LLC, GAHC3 Longview TX CSC MOB, LLC, GAHC3 Longview TX Occupational MOB, LLC, GAHC3 Longview TX Outpatient MOB I, LLC, GAHC3 Longview TX Outpatient MOB II, LLC, and GAHC Marshall TX MOB, LLC, and Central title Company, dated December 11, 2014